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                                                                   EXHIBIT 10.27

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                                  BILL OF SALE,

                            ASSIGNMENT OF CONTRACTS,

                                       AND

                              ASSUMPTION AGREEMENT

                                 BY AND BETWEEN

                             HIGHBOURNE CORPORATION,
                             -----------------------
                             AN ILLINOIS CORPORATION

                                   ("SELLER")

                                       AND

                                   XRG, INC.,
                             ----------------------
                             A DELAWARE CORPORATION

                                    ("BUYER")

                             EFFECTIVE APRIL 2, 2004

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                                  BILL OF SALE,
                            ASSIGNMENT OF CONTRACTS,
                            AND ASSUMPTION AGREEMENT

      THIS BILL OF SALE, ASSIGNMENT OF CONTRACTS, AND ASSUMPTION AGREEMENT is made as of the 2nd day of April, 2004, and is effective as of the 2nd day of April 2004, by and between Highbourne Corporation, an Illinois corporation ("Seller"), and XRG, Inc., a Delaware corporation ("Buyer").

                              W I T N E S S E T H:

      WHEREAS, Seller and Buyer have entered into, executed and delivered an Asset Acquisition Agreement dated February 28, 2004 (the "Agreement"), wherein Seller has agreed to sell and Buyer has agreed to purchase the Assets of Seller, and Seller has agreed to assign to Buyer certain of its contracts, agreements and leases and all rights thereunder, and Buyer has agreed to assume certain liabilities of Seller regarding the Assets, contracts, agreements and leases, as hereinafter described and defined; and

      WHEREAS, this Bill of Sale, Assignment of Contracts and Assumption Agreement (collectively, "Bill of Sale") is being executed and delivered in order to effect: (i) the transfer of the Assets to Buyer; (ii) the assignment of contracts, agreements and leases and all rights thereunder; and (iii) the assumption by Buyer of certain liabilities of Seller;

      NOW, THEREFORE, in consideration of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Sale and Transfer. Seller hereby sells, assigns, transfers, conveys, sets over and delivers to Buyer certain of the tangible and intangible assets of Seller, and all rights and interests which are owned by Seller located at Seller's place of business, and certain of the tangible and intangible assets and all rights and interests used or intended to be used in the operation of Seller's business as of the date of the Agreement (collectively, "Assets"), and all existing warranties with respect to the Assets. The Assets shall include, but shall not be limited to, all property and assets described in the following categories:

            (a) all Seller shipper contacts and owner-operator contacts and accounts, and any written agreements and contracts that are listed in Exhibit A and all rights thereunder;

            (b) all of the customer and supplier lists, creative materials, advertising, promotional materials, studies, reports, business plans and marketing plans of Seller;

            (c) all of Seller's Intellectual Property; and

            (d) all goodwill associated with the foregoing

      The Assets are subject to no encumbrances, easements, charges, adverse claims, likens, mortgages, security interests, or liabilities whatsoever, except those as set forth in Exhibit "B" attached hereto and incorporated herein by reference (collectively, the "Permitted Obligations"), of which Buyer will assume. Buyer shall assume no other obligation of Seller unless identified on Exhibit "B".

      2. Assumption of Permitted Obligations. Buyer hereby assumes the Permitted Obligations of Seller relating to the operation of Seller's business, as more particularly described in Exhibit "B".

      TO HAVE AND TO HOLD unto Buyer, its successors and assigns forever.

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      This Bill of Sale is an absolute conveyance, the Seller having sold the property to Buyer for a fair and adequate consideration.

      Seller declares and acknowledges that this conveyance is made freely and fairly, and that there are no agreements, oral or written, other than the Agreement and this Bill of Sale, Assignment of Contracts and Assumption Agreement between Seller and Buyer with respect to the Assets.

      Seller hereby covenants to and with Buyer that Seller is the lawful owner of the Assets; that the Assets are free from all encumbrances whatsoever, except as disclosed in the Agreement and in Exhibit "B"; that Seller has good right and lawful authority to sell the Assets; and that Seller will warrant and defend the sale of the Assets hereby made unto Buyer against the lawful claims and demands of all persons and entities whomsoever.

      IN WITNESS WHEREOF, this Bill of Sale, Assignment of Contracts and Assumption Agreement has been duly executed and delivered by the duly authorized officers of Seller and Buyer as of the date first above written.

WITNESSES:                                   SELLER:
                                             Highbourne Corporation,
                                             an Illinois corporation

__________________________________           By: ______________________________
Print Name: ______________________           Print Name: _______________________
                                             As: ______________________________
__________________________________
Print Name: ______________________

WITNESSES:                                   BUYER:
                                             XRG, Inc.,
                                             a Delaware corporation

__________________________________           By: ______________________________
Print Name: ______________________           Its:  _____________________________

__________________________________
Print Name: ______________________

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STATE OF ____________)
COUNTY OF ___________)

      The foregoing instrument was acknowledged before me this _____ day of ___________ 200__, by ______________________ as _____________________ of
_________________, a _____________ corporation, on behalf of said corporation, who is personally known to me, or who produced a ______________________________ as identification.

                                            ___________________________________
                                            Notary Public
                                            Print Name: _______________________
                                            My Commission Expires:

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                                   EXHIBIT "A"

                                     ASSETS

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                                   EXHIBIT "B"

                              PERMITTED OBLIGATIONS